Divestitures	12 Months Ended
Mar. 31, 2020
Discontinued Operations and Disposal Groups [Abstract]
Divestitures
26.	Divestitures

Sale of equity interest in Sony Electronics Huanan Co., Ltd.
On April 1, 2017, Sony transferred all of the equity interest in Sony Electronics Huanan Co., Ltd. (“SEH”), a wholly-owned subsidiary in the I&SS segment that manufactures camera modules, to Shen Zhen
O-Film
Tech Co., Ltd. The consideration for the transfer is approximately 234 million U.S. dollars, including the assumption of SEH’s debt and the sales price of approximately 95 million U.S. dollars. As the result of the transfer, Sony recognized a gain on transfer totaling 28,262 million yen in other operating (income) expense, net in the consolidated statement of income for the fiscal year ended March 31, 2018.